(JEFFERSON LOGO)
                         JEFFERSON GROWTH & INCOME FUND

                               SEMI-ANNUAL REPORT
                                 April 30, 1997

(JEFFERSON LOGO)
JEFFERSON GROWTH & INCOME FUND

                                                                       June 1997
Dear Fellow Shareholders,

We are pleased to provide your semiannual report for the six month period ended April 30, 1997. On behalf of myself and the Board of Trustees, I'd like to welcome our new shareholders and thank our existing shareholders for their continued support. Since our last semiannual report, Fund assets have grown from $5.1 million to $6.4 million, an increase of over 25%.

We continue to make positive investment progress in a difficult market environment. Since our last report to shareholders on October 31, 1996, through the six month period ended April 30, 1997, the net asset value of Class A shares has increased from $10.91 to $11.21 and the net asset value of Class B shares has increased from $10.87 to $11.16. The Fund also paid two regular quarterly dividends of $.0755 and $.0789 on Class A shares, and $.0567 and $.0602 on Class B shares during the period.

The stock market remains very narrow in breadth. The 50 largest capitalization stocks of the S&P 500 have provided most of the total return for the S&P for the period. Broader market indices, such as the Value Line Composite and the Russell 2000 have shown far lower returns for the same period. In the near term, we would expect this performance gap to narrow as the valuation difference between larger and smaller companies comes more into line with historic norms.

A slower domestic economy and pressure on corporate profits were our key concerns in the last report to shareholders. This, plus avoiding negative earnings surprises continues to be a primary concern when reviewing potential investment candidates as the number of negative earnings surprises among public companies continues to rise.

Company valuations are expensive by historic standards and market volatility continues to be very high. Given these factors we continue to feel a defensive portfolio posture is appropriate.

Sincerely,

/s/ Richard P. Imperiale

Richard P. Imperiale
Chairman

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997 (UNAUDITED)

ASSETS:
  Investments, at value (cost $6,298,411)                          $6,420,853
  Receivable for securities sold                                       39,774
  Income receivable                                                    33,570
  Receivable for shares issued                                         65,423
  Organization costs, net of accumulated amortization                  61,170
  Other assets                                                          7,437
                                                                   ----------
  Total Assets                                                      6,628,227
                                                                   ----------
LIABILITIES:
  Payable to Distributor                                               25,057
  Payable to Adviser                                                   14,564
  Payable for securities purchased                                     48,000
  Payable for shares purchased                                         89,815
  Accrued expenses                                                     27,023
                                                                   ----------
  Total Liabilities                                                   204,459
                                                                   ----------
NET ASSETS                                                         $6,423,768
                                                                   ==========

NET ASSETS CONSIST OF:
  Capital stock                                                    $6,019,242
  Undistributed net investment income                                  18,858
  Undistributed accumulated net realized gains on investments         263,226
  Unrealized net appreciation on investments                          122,442
                                                                   ----------
  Total Net Assets                                                 $6,423,768
                                                                   ==========

CLASS A:
  Net assets                                                       $5,696,812
  Shares outstanding (unlimited number issued)                        508,337
  Net asset value and redemption price per share                       $11.21
                                                                   ==========

  Maximum offering price per share                                     $11.86
                                                                       ======

CLASS B:
  Net assets                                                         $726,956
  Shares outstanding (unlimited number issued)                         65,142
  Net asset value and offering price per share                         $11.16
                                                                   ==========
  Redemption price per share, assuming maximum
    contingent deferred sales charge                                   $10.60
                                                                       ======


                     See notes to the financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividend income                                                     $53,235
  Interest income                                                      66,044
                                                                    ---------
  Total investment income                                             119,279

EXPENSES:
  Investment advisory fees                                             17,779
  Administration fees                                                  11,287
  Shareholder servicing and accounting costs                           29,226
  Distribution fees -- Class A                                          6,593
  Distribution fees -- Class B                                          2,938
  Custody fees                                                          6,152
  Federal and state registration fees                                   3,291
  Professional fees                                                    10,711
  Reports to shareholders                                               2,575
  Amortization of organization costs                                    1,484
  Trustees' fees and expenses                                           2,708
  Other                                                                 3,146
                                                                    ---------
  Total expenses before waiver and reimbursement                       97,890
  Less:  Waiver of expenses and reimbursement from Distributor       (61,631)
                                                                    ---------
  Net expenses                                                         36,259
                                                                    ---------
NET INVESTMENT INCOME                                                  83,020
                                                                    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain on investments                                    263,249
  Change in unrealized appreciation on investments                  (100,616)
                                                                    ---------
  Net gain on investments                                             162,633
                                                                    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $245,653
                                                                    =========

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                              (UNAUDITED)
                                         SIX MONTHS ENDED          YEAR ENDED
                                           APRIL 30, 1997    OCTOBER 31, 1996
                                         ----------------    ----------------
OPERATIONS:
  Net investment income                           $83,020             $89,249
  Net realized gain on investments                263,249              25,978
  Change in unrealized appreciation
    on investments                              (100,616)             222,254
                                               ----------          ----------
  Net increase in net assets resulting
    from operations                               245,653             337,481
                                               ----------          ----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                   1,637,403           3,594,458
  Shares issued to holders in reinvestment
    of dividends                                  105,217              78,069
  Shares redeemed                               (558,214)           (243,803)
                                               ----------          ----------
  Net increase                                  1,184,406           3,428,724
                                               ----------          ----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income                     (73,777)            (72,952)
  From net realized gains                        (23,710)                  --
                                               ----------          ----------
  Total distributions to Class A shareholders    (97,487)            (72,952)
                                               ----------          ----------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income                      (6,149)             (5,582)
  From net realized gains                         (2,292)                  --
                                               ----------          ----------
  Total distributions to Class B shareholders     (8,441)             (5,582)
                                               ----------          ----------
TOTAL INCREASE IN NET ASSETS                    1,324,131           3,687,671

NET ASSETS:
  Beginning of period                           5,099,637           1,411,966
                                               ----------          ----------
  End of period (including undistributed
    net investment income of $18,858 and
    $15,765, respectively)                     $6,423,768          $5,099,637
                                               ==========          ==========

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS
                                                    (UNAUDITED)                                  SEPTEMBER 1, 1995 1<F1>
                                                 SIX MONTHS ENDED          YEAR ENDED                  THROUGH
                                                  APRIL 30, 1997         OCTOBER 31, 1996         OCTOBER 31, 1995
                                               ------------------       ------------------       ------------------

                                                CLASS A   CLASS B        CLASS A   CLASS B        CLASS A   CLASS B
                                               --------   -------       --------   -------       --------  --------
PER SHARE DATA:
  Net asset value, beginning of period           $10.91    $10.87         $10.04    $10.03         $10.00    $10.00
  Income from investment operations:
  Net investment income                            0.15      0.12           0.27      0.21           0.04      0.03
  Net realized and unrealized gains
    on securities                                  0.35      0.34           0.87      0.83             --        --
                                               --------   -------       --------   -------       --------  --------
  Total from investment operations                 0.50      0.46           1.14      1.04           0.04      0.03
  Less distributions:
  Dividends from net investment income           (0.15)    (0.12)         (0.27)    (0.20)             --        --
  Distributions from capital gains               (0.05)    (0.05)             --        --             --        --
                                               --------   -------       --------   -------       --------  --------
  Total distributions                            (0.20)    (0.17)         (0.27)    (0.20)             --        --
                                               --------   -------       --------   -------       --------  --------
  Net asset value, end of period                 $11.21    $11.16         $10.91    $10.87         $10.04    $10.03
                                                =======   =======       ========   =======        =======   =======

TOTAL RETURN2<F2>                                 4.53%3<F3>4.11%3<F3>    11.50%    10.49%          0.40%3<F3>0.30%3<F3>
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, in thousands, end of period        $5,697      $727         $4,688      $412         $1,279      $133
  Ratio of net expenses to average net assets     1.15%4<F4>1.90%4<F4>     1.15%     1.90%          1.15%4<F4>1.90%4<F4>
  Ratio of net investment income to average
    net assets                                    2.87%4<F4>2.12%4<F4>     3.03%     2.28%          3.09%4<F4>2.59%4<F4>
  Portfolio turnover rate5<F5>                   69.10%    69.10%        131.98%   131.98%             --        --
  Average commission rate paid6<F6>             $0.0758   $0.0758        $0.0884   $0.0884             --        --

1<F1> Commencement of operations.
2<F2> The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
3<F3> Not annualized.
4<F4> Annualized.
5<F5> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. During the period ended October 31, 1995, there were no sales of securities.
6<F6> Average commission rate disclosure not required for the period ended
October 31, 1995.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
APRIL 30, 1997 (UNAUDITED)

NUMBER
OF SHARES                                                               VALUE
----------                                                              -----
            COMMON STOCKS -- 57.5%
            Apparel -- 0.8%
     8,000  Tultex Corporation +<F7>                                  $52,000
                                                                   ----------

            Auto and Truck -- 3.5%
     3,000  Genuine Parts Company                                      97,125
     1,800  PACCAR, Inc.                                              125,775
                                                                   ----------
                                                                      222,900
                                                                   ----------

            Chemicals -- 2.0%
    15,000  NOVA Corporation                                          127,500
                                                                   ----------

            Energy -- 0.7%
     1,000  Buckeye Partners, L.P.                                     43,000
                                                                   ----------

            Entertainment & Leisure -- 1.4%
     6,000  Harveys Casinos Resorts                                    90,750
                                                                   ----------

            Financial Services -- 3.3%
     5,000  A.G. Edwards, Inc.                                        175,000
     3,000  Willis Corroon Group PLC, ADR                              35,625
                                                                   ----------
                                                                      210,625
                                                                   ----------

            Food, Beverage & Tobacco -- 7.9%
     3,400  American Brands, Inc.                                     182,750
     3,000  Dole Food Company                                         122,250
     3,000  Morningstar Group, Inc.+<F7>                               72,750
     3,300  Quaker Oats Company                                       132,000
                                                                   ----------
                                                                      509,750
                                                                   ----------

            Insurance -- 1.1%
     2,000  American Financial Group, Inc.                             69,750
                                                                   ----------

            Liquor -- 2.7%
     4,000  Anheuser-Busch Companies, Inc.                            171,500
                                                                   ----------

            Lodging -- 2.2%
    10,000  Choice Hotels International, Inc.+<F7>                    140,000
                                                                   ----------

            Manufacturing -- 6.2%
     2,000  Crown Cork & Seal
              Company, Inc.                                           109,500
     3,000  Englehard Corporation                                      63,000
     2,750  Hillenbrand Industries, Inc.                              118,250
     7,000  International Game Technology                             111,125
                                                                   ----------
                                                                      401,875
                                                                   ----------

            Metals and Mining -- 0.9%
     8,000  Free Street Consolidated
              Gold Mines Limited - ADR                                 54,500
                                                                   ----------

            Oil & Gas - International -- 2.1%
     6,000  Occidental Petroleum Corporation                          132,750
                                                                   ----------

            Real Estate -- 10.7%
     7,500  Berkshire Realty Company, Inc.                             80,625
     1,000  BRE Properties, Inc. - Class A                             23,500
     6,000  Burnham Pacific Properties, Inc.                           75,000
     4,000  Hospitality Properties Trust                              123,500
     3,500  Manufactured Home
              Communities, Inc.                                        73,500
     4,000  Merry Land & Investment
              Company, Inc.                                            82,000
     5,500  Newhall Land & Farming
              Company                                                 104,500
     2,000  Prentiss Properties Trust                                  47,250
     3,000  Public Storage, Inc.                                       80,625
                                                                   ----------
                                                                      690,500
                                                                   ----------

            Retail - General -- 5.7%
     5,300  99 Cents Only Stores +<F7>                                114,612
     1,000  American Stores Company                                    45,500
     2,000  J.C. Penney & Company, Inc.                                95,500
     4,000  Toys "R" Us, Inc. +<F7>                                   114,000
                                                                   ----------
                                                                      369,612
                                                                   ----------


            Technology -- 5.3%
     3,500  Electronic Data Systems
               Corporation                                            116,812
     2,000  Pitney Bowes, Inc.                                        128,000
     6,000  Scientific-Atlanta, Inc.                                   96,000
                                                                   ----------
                                                                      340,812
                                                                   ----------

            Utility - Water -- 1.0%
     4,000  United Water Resources, Inc.                               65,500
                                                                   ----------
            TOTAL COMMON STOCKS
              (COST $3,577,269)                                     3,693,324
                                                                   ----------
            PREFERRED STOCKS -- 6.5%
            Bank & Bank Holding Companies -- 1.9%
     5,000  First Source Capital Trust II                             125,000
                                                                   ----------

            Real Estate -- 1.9%
     4,800  Oasis Residential, Inc. -
              Convertible Preferred                                   123,600
                                                                   ----------

            Technology -- 2.7%
     2,000  Microsoft Corporation -
              Convertible Preferred                                   171,250
                                                                   ----------

            TOTAL PREFERRED STOCK
              (COST $414,392)                                         419,850
                                                                   ----------
 PRINCIPAL
    AMOUNT                                                              VALUE
 ---------                                                             ------
            CORPORATE BONDS AND NOTES -- 11.8%
            Bank & Bank Holding Companies -- 2.5%
            Norwest Corporation
   $10,000    9.25%, 5/01/97                                           10,000
   150,000    7.68%, 5/10/02                                          151,954
                                                                   ----------
                                                                      161,954
                                                                   ----------

            Consumer Durable -- 0.3%
    20,000  BankAmerica Corporation
              8.125%, 2/01/02                                          20,837
                                                                   ----------

            Diversified -- 1.6%
   100,000  Baxter International
              7.50%, 5/01/97                                          100,000
                                                                   ----------

            Finance Company -- 2.0%
    15,000  Ford Capital B.V.
              9.125%, 5/01/98                                          15,391
   100,000  General Motors Acceptance
              Corporation
              7.50%, 11/04/97                                         100,775
    10,000  Norwest Financial, Inc.
              6.50%, 11/15/97                                          10,023
                                                                   ----------
                                                                      126,189
                                                                   ----------

            Food, Beverage & Tobacco -- 0.8%
    50,000  Philip Morris Companies Inc.
              8.625%, 3/01/99                                          51,588
                                                                   ----------

            Telephone -- 1.5%
   100,000  New England Telephone and Telegraph
              5.05%, 10/01/98                                          98,190
                                                                   ----------

            Utility - Electric -- 3.1%
   150,000  Detroit Edison
              6.40%, 10/01/98                                         149,763
    25,000  Minnesota Power and Light
              6.50%, 1/01/98                                           24,997
    25,000  Ohio Power Company
              6.75%, 3/01/98                                           24,990
                                                                   ----------
                                                                      199,750
                                                                   ----------
            TOTAL CORPORATE BONDS
               AND NOTES (COST $759,699)                              758,508
                                                                   ----------

            U.S. GOVERNMENT AGENCY -- 6.8%
   100,000  FNMA Medium Term Note
              5.23%, 11/25/98                                          98,550
    38,900  FNMA Pass-Thru
              6.00%, 5/01/00                                           38,190
   300,000  SLMA Floating Rate Note
              5.60%, 8/04/97                                          300,049
                                                                   ----------
            TOTAL U.S. GOVERNMENT AGENCY
              (COST $434,669)                                         436,789
                                                                   ----------

            SHORT-TERM INVESTMENTS -- 17.3%
            COMMERCIAL PAPER
            Financial Services -- 1.5%
   100,000  Financial Federal Credit, 5.53%                            98,708
                                                                   ----------
            VARIABLE RATE DEMAND NOTES
            Drugs -- 3.0%
   195,394  Warner-Lambert Company, 5.23%                             195,394
                                                                   ----------
            Food -- 3.1%
   197,299  Sara Lee Corporation, 5.22%                               197,299
                                                                   ----------
            Technology -- 9.2%
   270,277  American Family Financial
              Services, 5.26%                                         270,277
   317,980  Johnson Controls, Inc., 5.28%                             317,980
                                                                   ----------
                                                                      588,257
                                                                   ----------

            Utility - Electric -- 0.5%
    32,724  Wisconsin Electric Power
              Company, 5.30%                                           32,724
                                                                   ----------
            TOTAL SHORT-TERM INVESTMENTS
              (COST $1,112,382)                                     1,112,382
                                                                   ----------
            TOTAL INVESTMENTS -- 99.9%
              (COST $6,298,411)                                     6,420,853
                                                                   ----------
            Other Assets less
              Liabilities -- 0.1%                                       2,915
                                                                   ----------
            TOTAL NET
              ASSETS -- 100.0%                                     $6,423,768
                                                                   ==========

+<F7>Non-income producing.

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
APRIL 30, 1997 (UNAUDITED)

1).  ORGANIZATION

The Jefferson Growth & Income Fund (the "Fund") is a mutual fund created by The Jefferson Fund Group Trust (the "Trust") which was organized as a business trust under the laws of Delaware on January 20, 1995. The Fund is one of a series issued by the Trust, which is an open-end management company registered under the Investment Company Act of 1940, as amended.

Between the date of organization and the commencement of operations on September 1, 1995, the Fund had no operations other than incurring organizational expenses. These costs aggregated $65,659, which were paid by Rodman & Renshaw, Inc. and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced operations.

The Trust is authorized to issue an unlimited number of shares without par value. The Trust has issued issued two classes of shares in the Fund: Class A and Class B. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price or 5.82% of the net asset value. The Class B shares are subject to a service organization fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Certain of the Class B shares are subject to a contingent deferred sales charge (CDSC), upon redemption from the Fund within seven years from the time of the original purchase. Each class of shares of the Fund has identical rights and privileges.

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a). Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value.

b). Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c). Income and Expenses -- The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareowner service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

d). Distributions to Shareowners -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e). Written Option Accounting -- When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

f). Futures Contracts -- The Fund may utilize futures contracts to a limited extent for hedging purposes. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

g). Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h). Other -- Investment and shareholder transactions are accounted for no later than the first business day after trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3).  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                           CLASS A
                       -----------------------------------------------
                         SIX MONTHS ENDED               YEAR ENDED
                          APRIL 30, 1997            OCTOBER 31, 1996
                        -----------------          --------------------
                        AMOUNT    SHARES              AMOUNT    SHARES
                       -------   -------            --------   -------
  Shares sold       $1,338,524   120,011          $3,245,931   309,269
  Shares issued
    to holders in
    reinvestment
    of dividends        96,800     8,610              72,487     6,887
  Shares
    redeemed         (558,190)  (49,783)           (148,321)  (14,019)
                    ----------  --------          ----------  --------
  Net increase        $877,134    78,838          $3,170,097   302,137
                    ==========  ========          ==========   =======

                                          CLASS B
                      -------------------------------------------------
                        SIX MONTHS ENDED               PERIOD ENDED
                         APRIL 30, 1997              OCTOBER 31, 1996
                      ------------------            ------------------
                        AMOUNT    SHARES              AMOUNT    SHARES
                      --------  --------           ---------  --------
  Shares sold         $298,879    26,533            $348,527    33,239
  Shares issued
    to holders in
    reinvestment
    of dividends         8,417       751               5,582       532
  Shares
    redeemed              (24)       (2)            (95,482)   (9,156)
                     ---------   -------           ---------   -------
  Net increase        $307,272    27,282            $258,627    24,615
                     =========   =======           =========   =======

4.)INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended April 30, 1997, were as follows:

                    PURCHASES      SALES
                    ---------      ------
   U.S. Government         --        $2,944
   Other           $3,598,033    $2,898,459

At April 30, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

   Appreciation                    $276,162
   (Depreciation)                 (153,715)
                                   --------
   Net unrealized appreciation
     on investments                $122,447
                                   ========

At April 30, 1997, the cost of investments for federal income tax purposes was $6,298,411.

Transactions in options written during the six month period ended April 30, 1997 were as follows:
                                  NUMBER
                             (100 SHARES
                           PER CONTRACT)            PREMIUMS
                           -------------            --------
  Options outstanding
    at Beginning of Year              78             $13,208
  Options written during
    the period                       227              29,431
  Options expired                   (30)             (2,039)
  Options exercised                (115)            (18,883)
  Options closed                   (160)            (21,717)
                                  ------           ---------
  Options outstanding
    at End of Year                     0                  $0
                                  ======            ========

5).  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's daily net assets.

The Trust has entered into a distribution and servicing agreement with Rodman & Renshaw, Inc. (the "Distributor"). The Trust has adopted a Class A Servicing Fee Plan whereby the Fund pays the Distributor servicing fees of up to 0.25% annually, calculated as a percentage of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B distribution and servicing agreement, the Fund is authorized to pay the Distributor a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of the Class B shares of the Fund and a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class B shares of the Fund. The Distributor may bear various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders.

Under the distribution agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.15% and 1.90% of average net assets for Class A and Class B shares respectively, the Distributor will reimburse the Fund for the amount of such excess. Accordingly, for the six months ended April 30, 1997, the Distributor reimbursed the Fund $61,631. The Fund paid brokerage commissions of $1,010 to the Distributor during the six months ended April 30, 1997.

The Distributor received front-end sales charges on Class A shares and contingent deferred sales charges on Class B shares of $2,404 and $248, respectively, for the six months ended April 30, 1997.


                                (JEFFERSON LOGO)
                         JEFFERSON GROWTH & INCOME FUND

                               INVESTMENT ADVISER
                                 Uniplan, Inc.
                           839 North Jefferson Street
                                   Suite 201
                              Milwaukee, WI 53202
                                 (800) 261-9785

                         ADMINISTRATOR, TRANSFER AGENT,
                       DIVIDEND PAYING AGENT & CUSTODIAN
                             Firstar Trust Company
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                  DISTRIBUTOR
                             Rodman & Renshaw, Inc.
                             233 South Wacker Drive
                                   Suite 4500
                               Chicago, IL 60606

                                 LEGAL COUNSEL
                                Foley & Lardner
                            330 North Wabash Avenue
                                   Suite 3300
                               Chicago, IL 60611

                            INDEPENDENT ACCOUNTANTS
                            Coopers & Lybrand L.L.P.
                               411 East Wisconsin
                              Milwaukee, WI 53202